UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 20, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 20, 2007, Wachovia Corporation (“Wachovia”) issued a news release announcing its financial results for the second quarter ended June 30, 2007 (the “Earnings News Release”). The Earnings News Release is attached as Exhibit (99)(a) to this report and is incorporated by reference into this Item 2.02. In connection with issuing the Earnings News Release, Wachovia also made available its Second Quarter 2007 Quarterly Earnings Report (the “Quarterly Earnings Report”), which includes certain additional historical and forward-looking financial information relating to Wachovia. The Quarterly Earnings Report is attached as

Exhibit (99)(b) to this report and is incorporated by reference into this Item 2.02. On July 20, 2007, Wachovia intends to hold a conference call/webcast to discuss the Earnings News Release, the Quarterly Earnings Report, and the Supplemental Information (as defined below).

The information in the preceding paragraph, including Exhibit (99)(a) and Exhibit (99)(b), shall not be deemed “filed” under this Item 2.02 for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The Quarterly Earnings Report contains references to certain information previously furnished to the Securities and Exchange Commission (“SEC”) in Exhibit 99(d) to Wachovia’s Current Report on Form 8-K dated January 23, 2007 (such furnished information, the “Supplemental Information”). The Supplemental Information shows (1) certain historical financial data for each of Wachovia and Golden West Financial Corporation (“Golden West”) and (2) similar combined illustrative information reflecting the merger of Golden West with Wachovia. The historical financial data show the actual financial results of Wachovia and Golden West for the periods indicated. The combined illustrative information shows the illustrative effect of the Golden West merger under the purchase method of accounting hypothetically assuming the merger was consummated as of the applicable prior period, instead of October 1, 2006, the actual merger consummation date. In the case of the combined illustrative information for the full year ended December 31, 2006, the standalone Golden West information represents the period from January 1, 2006 to September 30, 2006.

The combined illustrative information is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), although both the historical Wachovia and historical Golden West financial information presented in the Supplemental Information were respectively prepared in accordance with GAAP. Wachovia believes the combined illustrative information is useful to investors in understanding how the financial information of Wachovia and Golden West may have appeared on a combined basis had the two companies actually been merged as of the dates indicated and how the financial information of the business segments and a certain sub-segment of the new combined company may have appeared had the two companies actually been merged as of the dates indicated.

The combined illustrative information includes estimated adjustments to record certain assets and liabilities of Golden West at their respective fair values and to record certain exit costs related to Golden West. The estimated adjustments included in the Supplemental

Information are subject to updates as additional information becomes available and as additional analyses are performed. Certain other assets and liabilities of Golden West will also be subject to adjustment to their respective fair values, including additional intangible assets which may be identified. Pending more detailed analyses, no estimated adjustments are included in the Supplemental Information for these assets and liabilities. Any change in the fair value of the net assets of Golden West will change the amount of the purchase price allocable to goodwill. In addition, the final adjustments may be materially different from the unaudited estimated adjustments presented in the Supplemental Information. The combined illustrative information cannot be reconciled to GAAP because many of the purchase accounting adjustments resulting from the merger are based upon valuations of assets as of the merger date and therefore cannot be ascertained for prior periods.

Wachovia anticipates that the Golden West merger will provide Wachovia with financial benefits that include increased revenue and reduced operating expenses, but these financial benefits are not reflected in the combined illustrative information. Accordingly, the combined illustrative information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

The costs associated with merger integration activities that impact certain Golden West systems, facilities and equipment, personnel and contractual arrangements will be recorded as purchase accounting adjustments when the appropriate plans are in place with potential refinements up to one year after completion of the merger as additional information becomes available. We currently estimate that exit cost purchase accounting adjustments will amount to $192 million pre-tax ($117 million after-tax). The costs associated with integrating systems and operations will be recorded as merger-related expenses based on the nature and timing of the related expenses, but generally will be recorded as the expenses are incurred. Restructuring expenses will be recorded based on the nature and timing of the expenses and generally will include merger integration activities that impact Wachovia systems, facilities and equipment, personnel and contractual arrangements. We currently expect merger-related and restructuring expenses will amount to $288 million pre-tax ($176 million after-tax) and will be incurred and reported through 2008.

The Supplemental Information is based on historical financial information and related notes that Wachovia and Golden West have respectively presented in prior filings with the SEC. Shareholders are encouraged to review that historical financial information and related notes in connection with the Supplemental Information.

Item 8.01.  Other Events.

Wachovia’s Consolidated Balance Sheets and Consolidated Statements of Income, included as part of the Earnings News Release, are attached as Exhibit (99)(c) to this report (the “Financial Statements”), and are incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

(99)(a)	The Earnings News Release (solely furnished and not filed for purposes of Item 2.02).

(99)(b)	The Quarterly Earnings Report (solely furnished and not filed for purposes of Item 2.02).

(99)(c)	The Financial Statements.

* * *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the proposed merger between A.G. Edwards, Inc. (“A.G. Edwards”) and Wachovia (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or A.G. Edwards in connection with the A.G. Edwards Merger or the businesses of Wachovia and/or Golden West in connection with the Golden West Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the A.G. Edwards Merger on the proposed terms and schedule; (6) the failure of A.G. Edwards’ shareholders to approve the A.G. Edwards Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or A.G. Edwards conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s and A.G. Edwards’ brokerage and capital markets activities; (12) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the A.G. Edwards Merger and the Golden West Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of Wachovia’s noninterest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on Wachovia’s and/or A.G. Edwards’ businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger, the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed A.G. Edwards Merger will be submitted to A.G. Edwards’ shareholders for their consideration. Wachovia has filed a registration statement with the SEC, which includes a preliminary proxy statement/prospectus regarding the proposed A.G. Edwards Merger. A.G. Edwards’ shareholders and other investors are urged to read the registration statement and the definitive proxy statement/prospectus when it becomes available, as well as any other relevant documents concerning the proposed A.G. Edwards Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You may obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and A.G. Edwards, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.wachovia.com and www.agedwards.com. Copies of the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-383-0798; or to A.G. Edwards, Inc., Investor Relations, One North Jefferson Avenue, St. Louis, MO 63103, (314) 955-3000.

Wachovia and A.G. Edwards, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of A.G. Edwards in connection with the proposed A.G. Edwards Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 9, 2007. Information about the directors and executive officers of A.G. Edwards is set forth in the proxy statement for A.G. Edwards’ 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on May 15, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed A.G. Edwards Merger may be obtained by reading the definitive proxy statement/prospectus regarding the proposed A.G. Edwards Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

By:	/s/ THOMAS J. WURTZ

Name:	Thomas J. Wurtz
Title:	Senior Executive Vice President and Chief Financial Officer

Date: July 20, 2007

Exhibit Index

Exhibit No.	Description

(99)(a)	The Earnings News Release.

(99)(b)	The Quarterly Earnings Report.

(99)(c)	The Financial Statements.

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